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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  April 6, 2000
          -------------------------------------------------------------
                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
      --------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Massachusetts                 0-25560                 04-2777507
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
 Incorporation or Organization)      File Number)          Identification No.)

                                  2 Cabot Road
                           Hudson, Massachusetts 01749
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (978) 567-4000
        -----------------------------------------------------------------
               Registrant's telephone number, including area code


                         Exhibit Index Located on Page 4
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                                     - 2 -


ITEM 5.  OTHER EVENTS.

     On April 6, 2000, ACT Manufacturing, Inc. (the "Company") announced that it intends, subject to market and other conditions, to raise approximately $100.0 million ($110.0 million, if the option granted to the initial purchasers is exercised in full) through an offering of convertible subordinated notes to qualified institutional buyers.

     The Company's press release announcing the offering is filed as Exhibit
99.1 to this report and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired.

          None.

     (b)  Pro forma financial information.

          None.

     (c)  Exhibits.

          Exhibit No.     Description
          -----------     -----------

             99.1         Press release dated April 6, 2000.
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                                     - 3 -



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACT Manufacturing, Inc.


Date:  April 6, 2000                By:  /s/ Jeffrey B. Lavin
                                         --------------------
                                         Jeffrey B. Lavin
                                         Vice President of Finance,
                                         Chief Financial Officer, Treasurer
                                         and Clerk
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1       Press release dated April 6, 2000.